UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2023

GigCapital5, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40839	86-1728920
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1731 Embarcadero Rd., Suite 200 Palo Alto, CA 94303	94303
Address	(Zip Code)

(650) 276-7040

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

As soon as practicable after this Registration Statement is declared effective.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one redeemable warrant	GIA.U	New York Stock Exchange
Common stock, $0.0001 par value	GIA	New York Stock Exchange
Redeemable warrants, each full warrant exercisable for one share of common stock at an exercise price of $11.50 per share	GIA.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On February 4, 2023, Dr. Sharmila Makhija, a member of the Board of Directors (the “Board”) of GigCapital5, Inc. (the “Company”) and member of the Audit Committee and the Nominating and Corporate Governance Committee of the Board and the chair of the Compensation Committee, resigned effective immediately. Dr. Makhija’s resignation is not the result of any disagreement with the Company.

Appointment of Director

On February 7, 2023, the Board appointed Karen M. Rogge, as a new member of the Board and as a member of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee of the Board, with such appointment to be effective immediately.

Ms. Rogge fills the vacancy created by the resignation of Dr. Makhija and will serve on the Board until her successor has been elected and qualified, subject, however, to any earlier death, resignation, retirement, disqualification or removal.

Ms. Rogge will also enter into the Company’s standard director and officer indemnification agreement, the form of which was previously filed by the Company as Exhibit 10.8 to Amendment No. 1 to the Company’s Registration Statement on Form S-1/A (Registration No. 333- 254038), filed with the Securities and Exchange Commission on March 19, 2021.

There are no arrangements or understandings between Ms. Rogge and any other persons pursuant to which she was appointed as a director. Furthermore, there are no transactions in which Ms. Rogge has an interest that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibits

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIGCAPITAL5, INC.

Dated: February 7, 2023	By:	/s/ Dr. Raluca Dinu
Dr. Raluca Dinu
President and Chief Executive Officer